SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2025
North America 401(k) Savings Plan
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Method of Accounting - The accompanying financial statements have been prepared using the accrual method of accounting under accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investments - Investments are reported at fair value (except for fully benefit-responsive contracts which are reported at contract value). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. See Note 5 for discussion of fair value measurements.

As required under U.S. GAAP, the Plan’s investment in a stable value separate account with underlying investments in fully benefit-responsive investment contracts is presented in the statements of net assets available for benefits at contract value. The statement of changes in net assets available for benefits with respect to such contracts is also presented on a contract value basis. Contract value represents contributions made, plus earnings, less participant withdrawals and is the relative measurement attributable to a fully benefit-responsive investment contract because contract value is the amount participants would ordinarily receive if they were to initiate permitted transactions under the terms of the Plan.

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Net appreciation (depreciation) includes the Plan’s gains and losses on investments bought and sold as well as held during the year.

Notes Receivable from Participants - Notes receivable from participants are measured at their unpaid principal balance plus any accrued but unpaid interest. Participants may borrow from their vested accounts a minimum of $500 up to a maximum equal to the lesser of $50,000 or 50 percent of their account balance. The loans are secured by the balance in the participant’s account. Loans must bear a reasonable rate of interest. All loans must be repaid within five years unless the proceeds are used to acquire a principal residence, in which case a longer repayment period is allowed. No more than two loans may be outstanding at any time. No allowance for credit losses has been recorded as of December 31, 2025 and December 31, 2024. Delinquent participant loans are reclassified as distributions based upon the terms of the Plan document.

Payment of Benefits - Benefits are recorded when paid.

Administrative Expenses - Certain administrative costs of the Plan are paid by the Company. In addition, certain investment-related administrative expenses are reflected as a reduction in net appreciation (depreciation) in value of investments and are not readily determinable.

Estimates - The preparation of financial statements in conformity with U.S. GAAP requires the Plan administrator to make estimates and assumptions that affect certain reported amounts and disclosure of contingent assets and liabilities. Actual results may differ from those estimates.